UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) Of The Securities Exchange Act of 1934


                        Date of Report: October 14, 2004
                                        ----------------


                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                      001-31883            20-0175526
          ----------------            ------------      --------------------
          (State or other             (Commission       (IRS Employer
           jurisdiction of             File Number)      Identification No.)
           incorporation)

               2150 Goodlette Road North, Naples, Florida   34102
               ------------------------------------------   ------
              (Address of principal executive offices)    (Zip code)


Registrant's telephone number, including area code   (239) 262-7600
                                                     --------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.02    RESULTS OF OPERATION AND FINANCIAL CONDITION

             On October 14, 2004, First National Bankshares of Florida, Inc. ("the Registrant") issued a press release announcing its financial results for the three and nine months ended September 30, 2004.

             A copy of the press release is attached as an exhibit and incorporated by reference herein.





 ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


             EXHIBIT NO.        DESCRIPTION OF EXHIBIT
             ___________        ______________________

                 99.1           Press release dated October 14, 2004
                                with respect to First National Bankshares of Florida, Inc.'s financial results for the three and nine months ended September 30, 2004.















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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                                   (Registrant)



                                   By: /s/Robert T. Reichert
                                   -------------------------
                                   Name:  Robert T. Reichert
                                   Title: Senior Vice President,
                                          Chief Financial Officer and
                                          Treasurer
                                          (Principal Financial Officer)

Dated: October 18, 2004